UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 24, 2017
URBAN EDGE PROPERTIES
URBAN EDGE PROPERTIES LP
(Exact name of Registrant as specified in its charter)

Maryland (Urban Edge Properties)	001-36523 (Urban Edge Properties)	47-6311266
Delaware (Urban Edge Properties LP)	333-212951-01 (Urban Edge Properties LP)	36-4791544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York, NY 10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code: (212) 956-2556

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

On May 25, 2017, Urban Edge Properties (the "Company") and its operating partnership, Urban Edge Properties LP (the "Operating Partnership", and together with the Company, "Urban Edge") filed a Current Report on Form 8-K (the "Initial Report") with regard to the acquisition of a portfolio of seven retail assets. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Assets Acquired:
Overview
Independent Auditors' Report For Urban Edge Properties
Independent Auditors' Report For Urban Edge Properties LP
Combined Statements of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2017 (Unaudited) and the Year Ended December 31, 2016
Notes to the Combined Statements of Revenues and Certain Operating Expenses
(b) Pro Forma Financial Information:
Urban Edge Properties Pro Forma Consolidated Balance Sheet (Unaudited) as of March 31, 2017
Urban Edge Properties Pro Forma Consolidated Statement of Operations (Unaudited) for the Three Months Ended March 31, 2017
Urban Edge Properties Pro Forma Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2016
Urban Edge Properties LP Pro Forma Consolidated Balance Sheet (Unaudited) as of March 31, 2017
Urban Edge Properties LP Pro Forma Consolidated Statement of Operations (Unaudited) for the Three Months Ended March 31, 2017
Urban Edge Properties LP Pro Forma Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2016
Notes to Pro Forma Consolidated Financial Statements (Unaudited)
(d) Exhibits:
23.1 - Consent of Independent Auditors for Urban Edge Properties
23.2 - Consent of Independent Auditors for Urban Edge Properties LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: July 31, 2017	By:	/s/ Mark Langer
Mark Langer, Chief Financial Officer

URBAN EDGE PROPERTIES LP
(Registrant)

	By:	Urban Edge Properties, General Partner

Date: July 31, 2017	By:	/s/ Mark Langer
Mark Langer, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Document

23.1	Consent of Independent Auditors for Urban Edge Properties
23.2	Consent of Independent Auditors for Urban Edge Properties LP

Overview

As described in the Initial Report, on May 24 and 25, 2017, Urban Edge Properties (the "Company") and its operating partnership, Urban Edge Properties LP (the "Operating Partnership", and together with the Company, "Urban Edge"), completed the previously announced acquisition of a portfolio of seven retail assets from certain contributing parties (the "Contributors") for a total agreed contribution value of $325 million. At closing, Urban Edge funded the transaction through the issuance of approximately $122 million of Operating Partnership units, the assumption of approximately $33 million of existing debt, the issuance of approximately $126 million of non-recourse, secured debt and approximately $44 million of cash. The assets comprise 1.5 million square feet of gross leasable area and are predominantly in the New York City metropolitan area.

The Company refers to all seven retail assets acquired, collectively, as the "Acquired Portfolio" or the "Portfolio". This table sets forth pertinent details with respect to the properties in the Portfolio as of May 25, 2017:

Property	Location	GLA SF	Occupancy	Key Tenants

Yonkers Gateway Center*	Yonkers, NY	436,770	88%	Burlington, Best Buy, DSW, PetSmart, Alamo Drafthouse Cinema
The Plaza at Woodbridge	Woodbridge, NJ	413,013	81%	Raymour & Flanigan, Toys "R" Us, Best Buy
The Plaza at Cherry Hill	Cherry Hill, NJ	412,969	74%	Raymour & Flanigan, Aldi, LA Fitness
Manchester Plaza	Manchester, MO	130,934	89%	Academy Sports, Bob's Furniture
Millburn Gateway Center	Millburn, NJ	102,725	97%	Trader Joe's, CVS, PetSmart
21 E Broad St/One Lincoln Plaza	Westfield, NJ	21,908	100%	PNC Bank, Five Guys, Cake Boss
Total		1,518,319	83%
_____________________
* Represents the remaining fee and leasehold interests in Yonkers Gateway Center that were not acquired in the transaction that closed on January 4, 2017.

INDEPENDENT AUDITORS' REPORT

Shareholders and Board of Trustees
Urban Edge Properties
New York, New York

We have audited the accompanying Combined Statement of Revenues and Certain Operating Expenses of Acklinis Yonkers Realty, L.L.C., Acklinis Realty Holding, LLC, Acklinis Original Building, L.L.C., A & R Woodbridge Shopping Center, L.L.C., Ackrik Associates, L.P., A & R Millburn Associates, L.P., A & R Manchester, LLC, A & R Westfield Lincoln Plaza, LLC, and A & R Westfield Broad Street, LLC (collectively, the "Company"), which are all under common ownership and common management, for the year ended December 31, 2016, and the related notes (the “combined financial statement”).

Management's Responsibility for the Combined Financial Statement

Management is responsible for the preparation and fair presentation of the combined financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined financial statement that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the combined financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statement. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the combined financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the combined financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the combined revenues and certain operating expenses discussed in Note 1 to the combined financial statement of the Company for the year ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 1 to the combined financial statement, which describes that the accompanying combined financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K/A of Urban Edge Properties and Urban Edge Properties LP) and is not intended to be a complete presentation of the Company’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP
New York, New York
July 31, 2017

INDEPENDENT AUDITORS' REPORT

Partners of
Urban Edge Properties LP
New York, New York

We have audited the accompanying Combined Statement of Revenues and Certain Operating Expenses of Acklinis Yonkers Realty, L.L.C., Acklinis Realty Holding, LLC, Acklinis Original Building, L.L.C., A & R Woodbridge Shopping Center, L.L.C., Ackrik Associates, L.P., A & R Millburn Associates, L.P., A & R Manchester, LLC, A & R Westfield Lincoln Plaza, LLC, and A & R Westfield Broad Street, LLC (collectively, the "Company"), which are all under common ownership and common management, for the year ended December 31, 2016, and the related notes (the “combined financial statement”).

Management's Responsibility for the Combined Financial Statement

Management is responsible for the preparation and fair presentation of the combined financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined financial statement that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the combined financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statement. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the combined financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the combined financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the combined revenues and certain operating expenses discussed in Note 1 to the combined financial statement of the Company for the year ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 1 to the combined financial statement, which describes that the accompanying combined financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K/A of Urban Edge Properties and Urban Edge Properties LP) and is not intended to be a complete presentation of the Company’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP
New York, New York
July 31, 2017

ACQUIRED PORTFOLIO
COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
(In thousands)

	Three Months Ended	Year Ended
	March 31, 2017 (Unaudited)	December 31, 2016
REVENUE
Property rentals	$5,526	$20,079
Tenant expense reimbursements	2,634	8,329
Other income	4	102
Total revenue	8,164	28,510
CERTAIN OPERATING EXPENSES
Real estate taxes	1,608	5,389
Repairs and maintenance	688	2,049
Property operating	348	1,321
Property insurance	276	507
Utilities	248	1,465
Salaries and related expenses	119	752
Total certain operating expenses	3,287	11,483
Revenue in excess of certain operating expenses	$4,877	$17,027

See notes to combined statements of revenues and certain operating expenses.

ACQUIRED PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

1.	BASIS OF PRESENTATION

On May 24 and 25, 2017, Urban Edge Properties ("UE", "Urban Edge" or the "Company") acquired a portfolio of seven retail assets (the "Acquired Portfolio" or the "Portfolio") comprised of 1.5 million square feet of gross leasable area and located predominantly in the New York City metropolitan area.

The accompanying combined financial statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission (the “SEC”) for inclusion on Form 8-K/A for the acquisition of real estate properties. The combined financial statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses, which may not be directly attributable to the revenue and expenses expected to be incurred through future operations of the Acquired Portfolio, have been excluded. Such items include general and administrative expenses, depreciation and amortization expenses, interest expense, and interest income.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting period. Actual results could differ from those estimates.

Unaudited Interim Statement — The combined statement of revenues and certain operating expenses for the three months ended March 31, 2017, is unaudited. In the opinion of management, all normal recurring adjustments necessary for a fair representation of the combined statement of revenues and certain operating expenses for the interim period have been made.

Revenue Recognition — The Company has the following revenue sources and revenue recognition policies with respect to the Acquired Portfolio:

•
Base Rent - the Acquired Portfolio recognizes income arising from minimum lease payments from tenant leases. These rents are recognized over the non-cancelable term of the related leases on a straight-line basis which includes the effects of rent steps and rent abatements under the leases.

•
Expense Reimbursements - the Acquired Portfolio has revenue arising from tenant leases which provide for the recovery of all or a portion of the operating expenses and real estate taxes of the respective property. This revenue is accrued in the same periods as the expenses are incurred.

Operating Expenses — Represents the direct expenses of operating the properties and includes repairs and maintenance, utilities, property insurance, management fees and other property expenses that, with the exception of management fees, are expected to continue in the ongoing operations of the Portfolio. Expenditures for repairs and maintenance are expensed as incurred.

3.     LEASES

There are various operating lease agreements in place with tenants of the Acquired Portfolio. The leases provide for the payment of fixed base rents payable monthly in advance as well as reimbursements of real estate taxes, insurance and maintenance costs.

As of March 31, 2017, the future base rental revenue under these non-cancelable operating leases is as follows:

(Amounts in thousands)
Year Ending December 31,
2017 (Nine months ending December 31, 2017)	$15,840
2018	19,414
2019	16,167
2020	14,355
2021	11,803
Thereafter	45,558

4.     TENANT CONCENTRATION

For the three months ended March 31, 2017, and the year ended December 31, 2016, Best Buy accounted for approximately $2.5 million or 11% (unaudited) of the Acquired Portfolio's annualized base rent. If Best Buy was to default on its leases, the future revenue of the Portfolio may be materially and adversely impacted.

5.     RELATED PARTY TRANSACTIONS

Nine affiliated property ownership entities owned the properties that comprise the Acquired Portfolio. The affiliated property ownership entities paid an affiliate of the General Partner property management fees based on agreements under which an affiliate of the General Partner provided management services to the Acquired Portfolio properties. Management fees are calculated as 4% of gross income at Yonkers Gateway Center and 5% of gross income for all other of the Acquired Portfolio properties.

6.     COMMITMENTS AND CONTINGENCIES

The properties in the Acquired Portfolio are subject to legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse affect on the Portfolio's results of operations.

7.     SUBSEQUENT EVENTS

Pursuant to the Subsequent Events Topic of the FASB ASC, the Company has evaluated subsequent events and transactions through July 31, 2017, the date the combined financial statements were available to be issued, for potential recognition or disclosure in the combined financial statements. Based on this evaluation, the Company has determined there are no subsequent events required to be disclosed.

URBAN EDGE PROPERTIES AND URBAN EDGE PROPERTIES LP
UNAUDITED PRO FORMA FINANCIAL INFORMATION

On May 24 and 25, 2017, Urban Edge Properties (the "Company") and its operating partnership, Urban Edge Properties LP (the "Operating Partnership", and together with the Company, "Urban Edge"), acquired a portfolio of seven retail assets (the "Acquired Portfolio" or the "Portfolio") comprising 1.5 million square feet of gross leasable area, predominantly in the New York City metropolitan area. The Portfolio was purchased for a total purchase price of $325 million. At closing, Urban Edge funded the transaction through the issuance of approximately $122 million of Operating Partnership units, the assumption of approximately $33 million of existing debt, the issuance of approximately $126 million of non-recourse, secured debt and approximately $44 million of cash.
The unaudited pro forma consolidated balance sheet as of March 31, 2017 and unaudited pro forma consolidated statements of operations for the three months ended March 31, 2017 and the year ended December 31, 2016, are based upon the historical financial statements of the Company and the historical financial statements of the Acquired Portfolio.
The unaudited pro forma consolidated balance sheet as of March 31, 2017 has been prepared as if the acquisition had occurred on that date. The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2017 and the year ended December 31, 2016, have been prepared as if the acquisition had occurred on January 1, 2016, the beginning of the most recent full fiscal year. The unaudited pro forma consolidated financial information has also been prepared including certain other pro forma adjustments, as described in the accompanying notes to the pro forma financial information.
The following pro forma financial information and accompanying notes should be read in conjunction with: (i) the Company's unaudited historical consolidated financial statements set forth in its Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2017, as filed with the Securities and Exchange Commission ("SEC") on May 3, 2017; (ii) the Company's audited historical consolidated financial statements set forth in its Annual Report on Form 10-K as of and for the year ended December 31, 2016, as filed with the SEC on February 16, 2017; and (iii) the Acquired Portfolio's combined statements of revenue and certain operating expenses set forth in this Current Report on Form 8-K/A.
The pro forma adjustments reflected in the unaudited pro forma consolidated financial information are based upon currently available information and certain assumptions and estimates; therefore, the actual effects of these transactions will differ from the pro forma adjustments. However, the Company's management considers the pro forma adjustments to be factually supportable and to appropriately represent the expected impact of items that are directly attributable to the acquisition by the Company. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.
The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the Company’s actual results of operations would have been had it completed the above acquisition on January 1, 2016, nor does it purport to represent its future operations.

URBAN EDGE PROPERTIES
PRO FORMA CONSOLIDATED BALANCE SHEET
As of March 31, 2017
(Unaudited)
(In thousands, except share and per share amounts)

	Urban Edge Historical (a)	Acquired Portfolio (b)		Other Pro Forma Adjustments		Urban Edge Pro Forma

ASSETS
Real estate, at cost:
Land	$436,088	$84,711	(c)	$—		$520,799
Buildings and improvements	1,719,079	262,766	(c)	—		1,981,845
Construction in progress	108,401	—		—		108,401
Furniture, fixtures and equipment	5,077	—		—		5,077
Total	2,268,645	347,477		—		2,616,122
Accumulated depreciation and amortization	(553,649)	—		—		(553,649)
Real estate, net	1,714,996	347,477		—		2,062,473
Cash and cash equivalents	110,974	(44,049)	(d)	—		66,925
Restricted cash	11,812	—		—		11,812
Tenant and other receivables, net of allowance for doubtful accounts	11,841	—		—		11,841
Receivable arising from the straight-lining of rents, net of allowance for doubtful accounts	86,176	—		—		86,176
Identified intangible assets, net of accumulated amortization	73,879	66,853	(c)	(43,183)	(h)	97,549
Deferred leasing costs, net of accumulated amortization	19,391	—		—		19,391
Deferred financing costs, net of accumulated amortization	4,011	—		—		4,011
Prepaid expenses and other assets	17,271	(937)	(e)	—		16,334
Total assets	$2,050,351	$369,344		$(43,183)		$2,376,512

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net	$1,256,955	$920	(c)	$—		$1,416,542
		158,667	(f)
Identified intangible liabilities, net of accumulated amortization	145,748	78,185	(c)	(38,505)	(h)	185,428
Accounts payable and accrued expenses	54,286	9,288	(e)	—		63,574
Other liabilities	16,154	—		—		16,154
Total liabilities	1,473,143	247,060		(38,505)		1,681,698
Commitments and contingencies
Shareholders’ equity:
Common shares: $0.01 par value; 500,000,000 shares authorized and 99,826,975 shares issued and outstanding	998	—		—		998
Additional paid-in capital	489,190			—		489,190
Accumulated earnings (deficit)	(419)	—		(4,678)	(h)	(5,097)
Noncontrolling interests:
Redeemable noncontrolling interests	87,068	122,284	(g)	—		209,352
Noncontrolling interest in consolidated subsidiaries	371	—		—		371
Total equity	577,208	122,284		(4,678)		694,814
Total liabilities and equity	$2,050,351	$369,344		$(43,183)		$2,376,512

See accompanying notes to pro forma consolidated financial statements.

URBAN EDGE PROPERTIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended March 31, 2017
(Unaudited)
(In thousands, except share and per share amounts)

	Urban Edge Historical (a)	Acquired Portfolio Historical (b)	Other Pro Forma Adjustments		Urban Edge Pro Forma

REVENUE
Property rentals	$62,498	$5,526	$1,036	(d)	$68,387
			(321)	(e)
			(352)	(c)
Tenant expense reimbursements	23,771	2,634	—		26,405
Income from acquired leasehold interest	39,215	—	—		39,215
Management and development fees	479	—	—		479
Other income	101	4	—		105
Total revenue	126,064	8,164	363		134,591
EXPENSES
Depreciation and amortization	15,828	—	3,135	(f)	25,704
			2,217	(g)
			4,524	(l)
Real estate taxes	13,392	1,608	—		15,000
Property operating	13,368	1,679	(269)	(h)	14,778
General and administrative	8,081	—	—		8,081
Real estate impairment loss	3,164	—	—		3,164
Ground rent	2,670	—	(198)	(c)	2,472
Transaction costs	51	—	—		51
Provision for doubtful accounts	193	—	—		193
Total expenses	56,747	3,287	9,409		69,443
Operating income	69,317	4,877	(9,046)		65,148
Interest income	127	—	—		127
Interest and debt expense	(13,115)	—	(1,979)	(i)	(15,127)
			(33)	(j)
Loss on extinguishment of debt	(1,274)	—	—		(1,274)
Income before income taxes	55,055	4,877	(11,058)		48,874
Income tax expense	(320)	—	—		(320)
Net income	54,735	4,877	(11,058)		48,554
Less (net income) loss attributable to noncontrolling interests in:
Operating partnership	(4,138)	—	(1,338)	(k)	(5,476)
Consolidated subsidiaries	(11)	—	—		(11)
Net income attributable to common shareholders	$50,586	$4,877	$(12,396)		$43,067

Earnings per common share - Basic:	$0.51				$0.43
Earnings per common share - Diluted:	$0.50				$0.43
Weighted average shares outstanding - Basic	99,639				99,639
Weighted average shares outstanding - Diluted	100,093				100,093

See accompanying notes to pro forma consolidated financial statements.

URBAN EDGE PROPERTIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2016
(Unaudited)
(In thousands, except share and per share amounts)

	Urban Edge Historical (a)	Acquired Portfolio Historical (b)	Other Pro Forma Adjustments		Urban Edge Pro Forma

REVENUE
Property rentals	$236,798	$20,079	$4,145	(d)	$259,738
			(1,284)	(e)
Tenant expense reimbursements	84,921	8,329	—		93,250
Management and development fees	1,759	—	—		1,759
Other income	2,498	102	—		2,600
Total revenue	325,976	28,510	2,861		357,347
EXPENSES
Depreciation and amortization	56,145	—	12,538	(f)	77,550
			8,867	(g)
Real estate taxes	51,429	5,389	—		56,818
Property operating	45,280	6,094	(1,345)	(h)	50,029
General and administrative	27,438	—	—		27,438
Ground rent	10,047	—	—		10,047
Transaction costs	1,405	—	—		1,405
Provision for doubtful accounts	1,214	—	—		1,214
Total expenses	192,958	11,483	20,060		224,501
Operating income	133,018	17,027	(17,199)		132,846
Gain on sale of real estate	15,618	—	—		15,618
Interest income	679	—	—		679
Interest and debt expense	(51,881)	—	(4,869)	(i)	(56,884)
			(134)	(j)
Income before income taxes	97,434	17,027	(22,202)		92,259
Income tax expense	(804)	—	—		(804)
Net income	96,630	17,027	(22,202)		91,455
Less net income attributable to noncontrolling interests in:
Operating partnership	(5,812)	—	(269)	(k)	(6,081)
Consolidated subsidiaries	(3)	—	—		(3)
Net income attributable to common shareholders	$90,815	$17,027	$(22,471)		$85,371

Earnings per common share - Basic:	$0.91				$0.86
Earnings per common share - Diluted:	$0.91				$0.83
Weighted average shares outstanding - Basic	99,364				99,364
Weighted average shares outstanding - Diluted	99,794				110,352

See accompanying notes to pro forma consolidated financial statements.

URBAN EDGE PROPERTIES LP
PRO FORMA CONSOLIDATED BALANCE SHEET
As of March 31, 2017
(Unaudited)
(In thousands, except share and per share amounts)

	Urban Edge Historical (a)	Acquired Portfolio (b)		Other Pro Forma Adjustments		Urban Edge Pro Forma

ASSETS
Real estate, at cost:
Land	$436,088	$84,711	(c)	$—		$520,799
Buildings and improvements	1,719,079	262,766	(c)	—		1,981,845
Construction in progress	108,401	—		—		108,401
Furniture, fixtures and equipment	5,077	—		—		5,077
Total	2,268,645	347,477		—		2,616,122
Accumulated depreciation and amortization	(553,649)	—		—		(553,649)
Real estate, net	1,714,996	347,477		—		2,062,473
Cash and cash equivalents	110,974	(44,049)	(d)	—		66,925
Restricted cash	11,812	—		—		11,812
Tenant and other receivables, net of allowance for doubtful accounts	11,841	—		—		11,841
Receivable arising from the straight-lining of rents, net of allowance for doubtful accounts	86,176	—		—		86,176
Identified intangible assets, net of accumulated amortization	73,879	66,853	(c)	(43,183)	(h)	97,549
Deferred leasing costs, net of accumulated amortization	19,391	—		—		19,391
Deferred financing costs, net of accumulated amortization	4,011	—		—		4,011
Prepaid expenses and other assets	17,271	(937)	(e)	—		16,334
Total assets	$2,050,351	$369,344		$(43,183)		$2,376,512

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net	$1,256,955	$920	(c)	$—		$1,416,542
		158,667	(f)
Identified intangible liabilities, net of accumulated amortization	145,748	78,185	(c)	(38,505)	(h)	185,428
Accounts payable and accrued expenses	54,286	9,288	(e)	—		63,574
Other liabilities	16,154	—		—		16,154
Total liabilities	1,473,143	247,060		(38,505)		1,681,698
Commitments and contingencies
Equity:
Partners' capital
General partner: 99,826,975 units outstanding	490,188	—		—		490,188
Limited partners: 8,284,166 units outstanding	86,330	122,284	(g)	—		208,614
Accumulated earnings (deficit)	319	—		(4,678)	(h)	(4,359)
Total partners' capital	576,837	122,284		(4,678)		694,443
Noncontrolling interest in consolidated subsidiaries	371	—		—		371
Total equity	577,208	122,284		(4,678)		694,814
Total liabilities and equity	$2,050,351	$369,344		$(43,183)		$2,376,512

See accompanying notes to pro forma consolidated financial statements.

URBAN EDGE PROPERTIES LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended March 31, 2017
(Unaudited)
(In thousands, except share and per share amounts)

	Urban Edge Historical (a)	Acquired Portfolio Historical (b)	Other Pro Forma Adjustments		Urban Edge Pro Forma

REVENUE
Property rentals	$62,498	$5,526	$1,036	(d)	$68,387
			(321)	(e)
			(352)	(c)
Tenant expense reimbursements	23,771	2,634	—		26,405
Income from acquired leasehold interest	39,215	—	—		39,215
Management and development fees	479	—	—		479
Other income	101	4	—		105
Total revenue	126,064	8,164	363		134,591
EXPENSES
Depreciation and amortization	15,828	—	3,135	(f)	25,704
			2,217	(g)
			4,524	(l)
Real estate taxes	13,392	1,608	—		15,000
Property operating	13,368	1,679	(269)	(h)	14,778
General and administrative	8,081	—	—		8,081
Real estate impairment loss	3,164	—	—		3,164
Ground rent	2,670	—	(198)	(c)	2,472
Transaction costs	51	—	—		51
Provision for doubtful accounts	193	—	—		193
Total expenses	56,747	3,287	9,409		69,443
Operating income	69,317	4,877	(9,046)		65,148
Interest income	127	—	—		127
Interest and debt expense	(13,115)	—	(1,979)	(i)	(15,127)
			(33)	(j)
Loss on extinguishment of debt	(1,274)	—	—		(1,274)
Income before income taxes	55,055	4,877	(11,058)		48,874
Income tax expense	(320)	—	—		(320)
Net income	54,735	4,877	(11,058)		48,554
Less (net income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(11)	—	—		(11)
Net income attributable to common unitholders	$54,724	$4,877	$(11,058)		$48,543

Earnings per common unit - Basic:	$0.51				$0.43
Earnings per common unit - Diluted:	$0.50				$0.43
Weighted average units outstanding - Basic	107,483				112,008
Weighted average units outstanding - Diluted	108,254				112,462

See accompanying notes to pro forma consolidated financial statements.

URBAN EDGE PROPERTIES LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2016
(Unaudited)
(In thousands, except share and per share amounts)

	Urban Edge Historical (a)	Acquired Portfolio Historical (b)	Other Pro Forma Adjustments		Urban Edge Pro Forma

REVENUE
Property rentals	$236,798	$20,079	$4,145	(d)	$259,738
			(1,284)	(e)
Tenant expense reimbursements	84,921	8,329	—		93,250
Management and development fees	1,759	—	—		1,759
Other income	2,498	102	—		2,600
Total revenue	325,976	28,510	2,861		357,347
EXPENSES
Depreciation and amortization	56,145	—	12,538	(f)	77,550
			8,867	(g)
Real estate taxes	51,429	5,389	—		56,818
Property operating	45,280	6,094	(1,345)	(h)	50,029
General and administrative	27,438	—	—		27,438
Ground rent	10,047	—	—		10,047
Transaction costs	1,405	—	—		1,405
Provision for doubtful accounts	1,214	—	—		1,214
Total expenses	192,958	11,483	20,060		224,501
Operating income	133,018	17,027	(17,199)		132,846
Gain on sale of real estate	15,618	—	—		15,618
Interest income	679	—	—		679
Interest and debt expense	(51,881)	—	(4,869)	(i)	(56,884)
			(134)	(j)
Income before income taxes	97,434	17,027	(22,202)		92,259
Income tax expense	(804)	—	—		(804)
Net income	96,630	17,027	(22,202)		91,455
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(3)	—	—		(3)
Net income attributable to common unitholders	$96,627	$17,027	$(22,202)		$91,452

Earnings per common unit - Basic:	$0.91				$0.83
Earnings per common unit - Diluted:	$0.91				$0.83
Weighted average units outstanding - Basic	105,455				109,981
Weighted average units outstanding - Diluted	106,099				110,352

See accompanying notes to pro forma consolidated financial statements.

URBAN EDGE PROPERTIES AND URBAN EDGE PROPERTIES LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

PRO FORMA ADJUSTMENTS

Consolidated balance sheet

(a) Reflects the historical consolidated balance sheet of Urban Edge as of March 31, 2017 as presented in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

(b) Reflects the impact of the acquisition of the Portfolio as if it had occurred on March 31, 2017.

(c) Reflects the assets and liabilities acquired at fair value. The acquired assets and liabilities were allocated based on the Portfolio's aggregate purchase price of $325 million, inclusive of transaction costs of $10.2 million. The following table summarizes the purchase price allocation as of the Portfolio's acquisition date.

Amount
(in thousands)
Land	$84,711
Buildings and improvements	262,766
Identified intangible assets	66,853
Identified intangible liabilities	(78,185)
Debt premium	(920)
$335,225

(d) Reflects the cash paid by the Company as partial consideration for the acquisition of the Portfolio.

(e) Reflects the $10.2 million of transaction costs incurred in connection with the Portfolio acquisition, $0.9 million of which were accrued prior to March 31, 2017. In January 2017, the FASB issued an update ("ASU 2017-01") Clarifying the Definition of a Business, which changes the definition of a business to exclude acquisitions where substantially all of the fair value of the assets acquired are concentrated in a single identifiable asset or a group of similar identifiable assets. While there are various differences between the accounting for an asset acquisition and a business combination, the largest impact is that transaction costs are capitalized for asset acquisitions rather than expensed. Accordingly, the Company has accounted for the Portfolio acquisition as an asset acquisition in accordance with ASU 2017-01, and transaction costs incurred, including closing costs, were capitalized as part of the aggregate purchase price.

(f) Reflects the $33 million of existing debt assumed in connection with the acquisition of Yonkers Gateway Center and the issuance of $126 million of non-recourse, secured debt. In conjunction with the issuance of debt, the Company extinguished $78.6 million of the existing historical debt of the Portfolio, with the exception of the $33 million mortgage secured by Yonkers Gateway Center.

(g) Reflects the issuance of 4,525,699 Operating Partnership units valued at $27.02 per unit, as partial consideration for the acquisition of the Portfolio.

(h) Reflects the settlement of the existing fee and leasehold interests in the Company's ground lease at Yonkers Gateway Center through the acquisition of the remaining fee and leaseholds interests in the property as a part of the Portfolio acquisition. As a result, the Company wrote-off the existing intangible assets and liabilities. Refer to adjustment (c) and (l) to the pro forma consolidated statements of income.

Consolidated statement of operations

(a) Reflects the historical consolidated statements of operations of Urban Edge for the three months ended March 31, 2017 and the year ended December 31, 2016, as presented in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 and its Annual Report on Form 10-K for the year ended December 31, 2016, respectively.

(b) Reflects the historical operations of the Acquired Portfolio as presented in the accompanying combined statements of revenues and certain operating expenses.

(c) Reflects the amortization of the existing above and below market lease intangibles incurred prior to the acquisition. Refer to adjustment (h) to the pro forma consolidated balance sheet.

(d) Reflects the amortization of below market in-place leases. The below-market rents are accreted to revenue over the remaining terms of the respective leases, which generally range from 5 to 25 years.

(e) Reflects the amortization of above market in-place leases. The above-market rents are amortized to revenue over the remaining terms of the respective leases, which generally range from 5 to 25 years.

(f) Reflects the depreciation expense of the acquired assets and liabilities in the Portfolio based on the fair values disclosed above in adjustment (c) to the pro forma consolidated balance sheet. Depreciation is recognized on a straight-line basis over estimated useful lives which range from 3 to 40 years.

(g) Reflects the amortization expense of the acquired in-place lease intangible assets based on the fair values disclosed above in adjustment (c) to the pro forma consolidated balance sheet. Tenant related intangibles and improvements are amortized on a straight-line basis over the related lease term, including any bargain renewal options.

(h) Reflects the pro forma effect of the termination of the management agreement in place prior to the acquisition and execution of new management agreement with the Company. In addition, this adjustment includes amounts required to eliminate the salaries and supervision expenses associated with the historical operations of the Portfolio.

(i) Reflects the interest expense incurred on debt issued and assumed in connection with the transaction, as described above in adjustment (f) to the consolidated balance sheet. In conjunction with the issuance of new debt, the Company extinguished $78.6 million of the existing historical debt of the Acquired Portfolio. Prior to acquisition, the Portfolio had historical interest expense of $5.1 million for the twelve months ended December 31, 2016 and $0.8 million for three months ended March 31, 2017 in connection with this extinguished debt.

The new debt issued and secured by the properties of One Lincoln Center, the Plaza at Woodbridge, and the Plaza at Cherry Hill, each bear interest at the one month LIBOR rate plus 160 basis points. The current underlying one month LIBOR rate, as used in these pro forma adjustments, was 1.16%. An increase (decrease) of 0.125% in LIBOR would increase (decrease) the annual pro forma interest expense by $0.1 million. The remainder of the Portfolio's interest expense is represented by fixed rate mortgages and is not expected to vary.

(j) Reflects the amortization of the debt premium on the mortgage loan assumed at Yonkers Gateway Center.

(k) As partial consideration for the Portfolio acquisition, the Company issued 4,525,699 Operating Partnership units valued at $27.02 per unit. This adjustment reflects the net income attributable to unitholders in the Operating Partnership.

(l) Reflects the accelerated amortization of intangible assets related to existing leases at Yonkers Gateway Center. Refer to adjustment (h) to the pro forma consolidated balance sheet.